UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 12, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
--------------------------------------------------------------------------------
                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(b)          Pro Forma Financial Information.

             Nexen Inc. (the "Company") hereby furnishes pro forma financial information for the year ended December 31, 2004, giving effect to the acquisition of EnCana (U.K.) Limited.

(c)          Exhibits:

             EXHIBIT     DESCRIPTION
             -------     -----------
             4.8         The Company's pro forma consolidated
                         statement of income (unaudited) for the year ended December 31, 2004, giving effect to the acquisition of EnCana (U.K.) Limited



FORWARD-LOOKING STATEMENTS

             Certain statements in this report constitute "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Such statements are generally identifiable by the terminology used such as "intend", "plan", "expect", "estimate", "budget", "outlook" or other similar words.

             The forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements. Such factors include, among others: market prices for oil and gas and chemicals products; the ability to explore, develop, produce and transport crude oil and natural gas to markets; the results of exploration and development drilling and related activities; foreign-currency exchange rates; economic conditions in the countries and regions where Nexen carries on business; actions by governmental authorities including increases in taxes, changes in environmental and other laws and regulations; renegotiations of contracts; and political uncertainty, including actions by insurgent or other armed groups or other conflict. The impact of any one factor on a particular forward-looking statement is not determinable with certainty as such factors are interdependent upon other factors, and management's course of action would depend on its assessment of the future considering all information then available. Any statements as to possible commerciality, development plans, capacity expansions, drilling of new wells, ultimate recoverability of reserves, future production rates, cash flows and changes in any of the foregoing are forward-looking statements.

             Although we believe that the expectations conveyed by the forward-looking statements are reasonable based on information available to us on the date such forward-looking statements were made, no assurances can be given as to future results, levels of activity and achievements. Readers should also refer to our Annual Report on Form 10-K for a discussion of the risk factors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 12, 2005

                                          NEXEN INC.


                                          By: /s/ Sylvia L. Groves
                                              ---------------------------------
                                          Name:   Sylvia L. Groves
                                          Title:  Assistant Secretary

EXHIBIT INDEX


EXHIBIT      DESCRIPTION
-------      -----------
4.8          The Company's pro forma consolidated statement of income
             (unaudited) for the year ended December 31, 2004, giving effect to the acquisition of EnCana (U.K.) Limited